UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest even reported): January 17, 2007

INTERNAL HYDRO INTERNATIONAL, INC.
(Exact Name of Registrant As Specified in Its Charter)

FLORIDA	000-29743	880409143
(State Or Other Jurisdiction Of Incorporation Or Organization)	(Commission File Number)	(IRS Employer Identification No.)

334 S. Hyde Park Avenue, Tampa, Florida 33606
(Address of Principal Executive Offices, Including Zip Code)

(813) 944-3185
(Registrant's Telephone Number, Including Area Code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

At a meeting of the Board of Directors of Internal Hydro International, Inc. (the "Company") held on January 17, 2007, Michael Scionti, Wade Kenyon and Tony Council resigned their positions as Directors effective on January 17, 2007. In addition, Anthony Pecoraro resigned his position as Chairman of the Board of Directors. These resignations were not a result of any disagreement with the Company. Additionally, Craig Huffman resigned his position as Chief Executive Officer and was appointed as Acting Chairman of the Board of Directors, Executive Vice President and General Counsel effective January 17, 2007. Kenneth Brown was appointed as Chief Executive Officer effective January 17, 2007. R. Edward Hart was appointed Chief Operating Officer effective January 17, 2007.

DIRECTORS AND EXECUTIVE OFFICERS

Set forth below are the names, ages, and positions of the current officers and directors of the Company:

Name	Age	Office
Kenneth Brown	48	CEO
Lior Segal	35	Chief Financial Officer
R. Edward Hart	50	Chief Operating Officer
Craig Huffman	40	Chairman of the Board of Directors
James Thomas	40	Director

Family Relationships

There are no family relationships between or among the executive officers and directors of the Company.

Business Experience

Set forth below is certain biographical information, present occupation and business experience for the past five years of each new director or executive officer of the Company.

All officers and directors listed above will remain in office until the next annual meeting of our stockholders, and until their successors have been duly elected and qualified. There are no agreements with respect to the election of Directors. We have not compensated our Directors for service on our Board of Directors, any committee thereof, or reimbursed for expenses incurred for attendance at meetings of our Board of Directors and/or any committee of our Board of Directors. Officers are appointed annually by our Board of Directors and each Executive Officer serves at the discretion of our Board of Directors. We do not have any standing committees. Our Board of Directors may in the future determine to pay Directors' fees and reimburse Directors for expenses related to their activities.

KENNETH BROWN

Mr. Brown was hired as the new Chief Executive Officer effective January 17, 2007. From October 2005 through December 2006, Mr. Brown was Vice President and a Board Member of EarthFirst Americas, Inc. with responsibilities for all biodiesel sales and new business development. From December 1999 through October 29, 2005, Mr. Brown was Chief Executive Officer and a Board Member of ACQUA America, Inc. Mr. Brown received his Juris Doctor from the University of Florida College of Law in 1987 and his B.B.A. from Mercer University in 1980.

LIOR SEGAL

From March 16, 2006 to May 1, 2006, Mr. Segal was the treasurer of Internal Hydro. From August 2003 to the present, Mr. Segal also serves as the CFO of Sun Rayz Products Inc., a company engaged in the marketing and distribution of products containing the "FLA-USA" label. From August 2001 to August 2003, Mr. Segal served as a legal assistant for Lentz & Gengaro, P.A. From August 1998 to May 2001, Mr. Segal was the office manager for PlasTechs Engineering Group. Mr. Segal received a B.S. in Business Administration with a concentration in accounting from Montclair State University and is currently enrolled on a part time basis at Stetson University College of Law.

R. EDWARD HART

R. Edward Hart, IHDR’s COO, previously served as the President of Encore Energy Solutions, LLC from October 31, 2003 to January 15, 2007. Encore consults for large commercial and industrial end users and manages their natural gas and electric purchases and develops power generation projects. From 2001 to October 31, 2003, Mr. Hart was the Manager for National Industrial Development for TECO Partners, Inc. a subsidiary of TECO Energy.  Mr. Hart is also a partner in Niagara Biomass Power, LLC which is a special purpose entity created to purchase a power plant in New York.  Mr. Hart has over 25 years of experience in the energy (petroleum, natural gas, and electricity) business in marketing, management, and consulting. Over his years, Mr. Hart has worked for one of the nation’s largest independent refining and marketing companies, a large electric and gas utility, as well as founded a natural gas marketing and exploration company.

CRAIG HUFFMAN

From 2001 through 2004, Mr. Huffman has been president and co-founder, Internal Command International, Tampa, Florida. He oversaw the development of the Energy Commander technology, all corporate operations, patent protection, and all other aspects of the corporate build up.

He is the author of the business plan for Internal Hydro, and the revenue stream plan.

In addition, from 1997 to the present, Mr. Huffman has been a solo practitioner: Craig A. Huffman, P.A. with his primary areas of practice being criminal law, civil tort practice, and appellate work. Mr. Huffman has tried over 50 jury trials, in both State and Federal Court; authored over 40 appeals.

Mr. Huffman holds a BA, University of Tampa, 1989. Mr. Huffman was President Student Political Organization, and a member Sigma Phi Epsilon. Mr. Huffman holds a Juris Doctor, cum laude (2nd in class) from Stetson University College of Law, 1997. He was a recipient West’s Corpus Juris Secundum Award for Torts and Civil Procedure. Mr. Huffman was an Army ROTC four year scholarship recipient as well as a Major, United States Army Reserve, 1989-Present; commissioned as a Field Artillery Officer presently the JAG Corps. Mr. Huffman has completed the following: United States Army Field Artillery Officer Basic Course; United States Army Judge Advocate Officers Basic Course, Judge Advocate Officers Advanced Course.

Mr. Huffman is a Deputy Sheriff in Hillsborough County Florida as an Enforcement Deputy from 1990-1995 Tampa Police Academy; Hillsborough County Sheriff’s Office Academy; Sex Crimes Investigations: Hostage Negotiations; Kinesic Interviewing Techniques; Interviews and Interrogations

JAMES A. THOMAS

Mr. Thomas is a founding partner of our predecessor company, Internal Command International in 2001, and since that time has served at the direction of the board and senior management in the areas of investor relations and special projects. Mr. Thomas has been a Director since January 3, 2006. Since 1997, Mr. Thomas has run a legal practice in Tampa, Florida.

Mr. Thomas received his BA in English from the University of South Florida (1992) and his JD from Stetson University College of Law (1996). Mr. Thomas is a veteran of the United States Marine Corps where he served as a sniper (1984 - 1988), after which he served as a Police Officer with the City of Tampa Police Department (1989-1993).

EMPLOYMENT AGREEMENTS

We do not have an employment agreement with Mr. Brown or Mr. Hart.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There are no related party transactions related to Mr. Brown or Mr. Hart.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNAL HYDRO INTERNATIONAL, INC.

Date: January 31, 2007	By:	/s/ Kenneth Brown
Kenneth Brown
Title: Chief Executive Officer